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                                                                   Exhibit 10.17

                                  BILL OF SALE

      This Bill of Sale dated as of December 29, 1999, is executed and delivered by Telexis Corp., a corporation continued under the laws of Canada (the "Seller"), to Intrinsix Canada Co., a Nova Scotia unlimited company (the "Buyer"). All capitalized words and terms used in this Bill of Sale and not defined herein shall have the respective meanings ascribed to them in the Asset Purchase Agreement dated as of December 29, 1999, by and among the Seller and the Buyer (the "Agreement").

      WHEREAS, pursuant to the Agreement, the Buyer desires to purchase, and the Seller desires to sell, substantially all of the assets and business of the Seller's Business referred to in the Agreement for the consideration set forth in the Agreement, subject to the terms and conditions of the Agreement;

      NOW, THEREFORE, in consideration of the mutual promises set forth in the Agreement and other good and valuable consideration, the receipt of which is hereby acknowledged, the Seller hereby agrees as follows:

      1. The Seller hereby sells, transfers, conveys, assigns and delivers to the Buyer, its successors and assigns, to have and to hold forever, all of the Assets.

      2. The Seller hereby covenants and agrees that it will, at the request of the Buyer and without further consideration, execute and deliver, and will cause its employees to execute and deliver, such other instruments of sale, transfer, conveyance and assignment, and take such other action, as may reasonably be necessary to more effectively sell, transfer, convey, assign and deliver to, and vest in, the Buyer, its successors and assigns, good, clear and marketable title to the Assets, and to put the Buyer in actual possession and operating control thereof, to assist the Buyer in exercising all rights with respect thereto and to carry out the purpose and intent of the Agreement.

      3. The Seller does hereby irrevocably constitute and appoint the Buyer, its successors and assigns, its true and lawful attorney, with full power of substitution, in its name or otherwise, and on behalf of the Seller, or for its own use, to claim, demand, collect and receive at any time and from time to time any and all of the Assets, and to prosecute the same at law or in equity and, upon discharge thereof, to complete, execute and deliver any and all necessary instruments of satisfaction and release.

      4. The Seller, by its execution of this Bill of Sale, and the Buyer, by its acceptance of this Bill of Sale, each hereby acknowledges and agrees that neither the representations and warranties nor the rights and remedies of any party under the Agreement shall be deemed to be enlarged, modified or altered in any way by this instrument.

      5. Nothing in this Bill of Sale shall be construed as an attempt to assign to the Buyer any Contract Rights which would otherwise be Assets where:
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      (a) any such Contract Right which, as a matter of law or by the terms thereof, is not assignable without the consent of the party or parties to such Contract Right and in respect of which no such consent has been given; or

      (b) any claim or demand as to which all of the remedies for the enforcement thereof enjoyed by a Seller would not as a matter of law pass to the Buyer as in incident of the transfer to be made under this Bill of Sale;

and the Seller hereby declares that it shall hold such Contract Rights as bare trustee for the benefit of the Buyer, provided, however, that upon any consent referred to in subsection (a) being obtained, all Contract Rights to which such consent relates shall forthwith pass to the Buyer without any further or other formality. In respect of the foregoing, the Seller shall take or cause to be taken such action in its name or otherwise as the Buyer may require so as to provide the Buyer with all of the benefits of the Contract Rights and to effect collection of money to become due and payable by the other party to the Assumed Contracts and the Seller shall promptly pay over to the Buyer all money received by the Seller in respect of all of the foregoing. The Seller hereby authorizes the Buyer to perform all of the Seller's obligations under the Assumed Contracts and constitutes the Buyer its attorney to act in the name of the Seller with respect thereto.

      IN WITNESS WHEREOF, the Seller and the Buyer have caused this instrument to be duly executed under seal as of the date first above written.

                                    TELEXIS CORP.

                                    By: /s/ Andre Rancourt
                                        ------------------------------------

[Corporate Seal]                    Title: Vice-President Finance and CFO
                                           ---------------------------------

                                    By: /s/ David Rothwell
                                        ------------------------------------

                                    Title: VP & GM
                                           ---------------------------------

ATTEST:

/s/ Brian Meeks
---------------------------

ACCEPTED:

INTRINSIX CANADA CO.

By: /s/ Jim Gobes
    -----------------------

Title: President
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